Exhibit 99.2

PRO FORMA FINANCIAL STATEMENTS

FOR THE YEAR/PERIOD ENDED:

DECEMBER 31, 2009
JUNE 30, 2010

LENCO MOBILE INC. ACQUISITION OF JETCAST, INC.

PRO FORMA FINANCIAL STATEMENTS

TABLE OF CONTENTS

Pro Forma Balance Sheets as of June 30, 2010	1
Pro Forma Statements of Operations for the Year Ended December 31, 2009
and Six Months Ended June 30, 2010	4

Pro Forma Results for Lenco Mobile Inc. and Acquired Operations

Pro Forma Balance Sheets as of June 30, 2010

	As of June 30, 2010
			Lenco Mobile Inc.
	Jetcast, Inc.	Lenco Mobile Inc.	As Adjusted
	Pro Forma	Pro Forma	Pro Forma
	(unaudited)	(unaudited)	(unaudited)
	(A)	(B)	(C )
ASSETS
Current assets:
Cash and cash equivalents	$45,462	$579,632	$625,094
Investments	-	616,688	616,688
Accounts receivable, net	95,701	3,216,838	3,312,539
Debt issuance costs, net	-	17,945	17,945
Original issue discount, net	-	28,625	28,625
Notes receivable, current portion	-	65,000	65,000
Other current assets	-	128,693	128,693
Total current assets	141,163	4,653,421	4,794,584

Property and equipment, net	6,513	1,558,308	1,564,821

Other noncurrent assets:
Intangible assets - goodwill	8,233,459	3,537,676	11,771,135
Intangible assets - other, net	10,684,846	9,108,862	19,793,708
Other noncurrent assets	19,397	29,641	49,038
Total other noncurrent assets	18,937,702	12,676,179	31,613,881
Total assets	$19,085,378	$18,887,909	$37,973,287

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$165,556	$1,919,821	$2,085,377
Current maturities of debt	-	2,672,583	2,672,583
Debt discount	-	(55,625)	(55,625)
Accrued interest on debt and obligations	-	85,280	85,280
Current contingent consideration liability	-	589,811	589,811
Income taxes payable (receivable)	-	(211,365)	(211,365)
Total current liabilities	165,556	5,000,505	5,166,061

Debt, net of current maturities	29,475	137,487	166,962
Deferred income taxes	6,387	-	6,387
Warrant put liability	-	60,000	60,000
Contingent consideration liability, net of current portion	-	-	-

Total liabilities	195,031	5,197,992	5,393,023

Shareholders’ equity:
Common stock, 250,000,000 shares authorized, $.001 par value, 65,881,747 shares issued and outstanding at June 30, 2010	-	69,879	69,879
Additional paid in capital	21,012,020	31,562,421	52,557,877
Accumulated other comprehensive income	-	330,828	330,828
Accumulated deficit	(2,121,673)	(18,256,648)	(20,378,321)
Total Lenco Mobile Inc. shareholders’ equity	18,890,347	13,706,481	32,580,264
Noncontrolling interest (deficit)	-	(16,564)	-
Total equity	18,890,347	13,689,917	32,580,264

Total liabilities and shareholders’ equity	$19,085,378	$18,887,909	$37,973,287

See accompanying notes to pro forma financial information

Notes to above pro forma financial information:

(A)
This column represents the pro forma Balance Sheet for Jetcast, Inc. assuming it had been purchased by Lenco Mobile Inc. on January 1, 2010 and operated by Lenco Mobile Inc. through June 30, 2010.  Adjustments have been made to remove the following which existed on the June 30, 2009 audited Balance Sheet for Jetcast, Inc. due to revaluation according to SFAS141R and exchange of shares with Lenco Mobile Inc. at the assumed date of acquisition:

Intangible Assets, Goodwill:	$48,500
Intangible Assets, Other – Net:	1,500
Common Stock – Jetcast, Inc.:	691
Treasury Stock – Jetcast, Inc.:	(20,123)
Additional Paid in Capital:	91,017
Other Comprehensive Income:	(50,919)
Retained Earnings:	(5,011)

This column also contains pro forma adjustments for the amortization for the six months ended June 30, 2010 netting into “Intangible assets - other, net.” Further adjustments were made to “Additional paid in capital” above to affect the issuance of Lenco Mobile Inc. shares in exchange for shares of Jetcast, Inc.  Note that since Lenco Mobile Inc. would have continued to have pre-tax losses, no tax benefit of the loss on Jetcast Inc.’s Balance Sheet would have been recognized in this pro forma analysis.

(B)
This column represents the Consolidated Balance Sheet for Lenco Mobile Inc. for June 30, 2010.  As reported in our June 30, 2010 Form 10-Q, we have added the effects of acquiring Jetcast, Inc. including the payment of approximately $500,000 in cash as well as the issuance of approximately 4 million shares of Lenco Mobile Inc. to the former shareholders of Jetcast, Inc.

(C)
This column represents the As Adjusted Pro Forma Consolidated Balance Sheet for Lenco Mobile Inc. as of June 30, 2010 adjusted to include the Jetcast, Inc. acquisition assuming it had been purchased by Lenco Mobile Inc. on January 1, 2010.

Pro Forma Results for Lenco Mobile Inc. and Acquired Operations
Consolidated Pro Forma Statements of Operations for the Year Ended December 31, 2009 and
Six Months Ended June 30, 2010
						Lenco Mobile
			Lenco Mobile Inc.		Lenco Mobile	Inc.
	Jetcast, Inc.	Lenco Mobile Inc.	As Adjusted	Jetcast, Inc.	Inc.	As Adjusted
	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma
	Jan. 1, 2009 -	Jan. 1, 2009 -	Jan. 1, 2009 -	Jan.1, 2010 -	Jan. 1, 2010 -	Jan. 1, 2010 -
	Dec. 31, 2009	Dec. 31, 2009	Dec. 31, 2009	June 30, 2010	June 30, 2010	June 30, 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(A)	(B)	(C )	(D)	(E)	(F)

Revenue	$624,648	$12,226,488	$12,851,136	$223,088	$9,027,620	$9,250,708

Cost of sales	207,152	4,964,194	5,171,346	64,007	3,854,773	3,918,780

Gross profit	417,496	7,262,294	7,679,790	159,081	5,172,847	5,331,928

Operating expense:
Sales and marketing	1,399	360,729	362,128	6,118	411,000	417,118
General and administrative	351,774	5,150,334	5,502,108	214,506	4,129,694	4,344,200
Research and development	0	251,149	251,149	0	276,211	276,211
Depreciation and amortization	4,119,415	2,270,366	6,389,781	2,060,130	1,454,729	3,514,859
Total operating expense	4,472,588	8,032,578	12,505,166	2,280,754	6,271,634	8,552,388

Income (loss) from operations	(4,055,092)	(770,284)	(4,825,376)	(2,121,673)	(1,098,787)	(3,220,460)

Other income (expense):
Interest income (expense), net	0	(301,611)	(301,611)	0	(346,125)	(346,125)
Other income (expense), net	0	(168,000)	(168,000)	0	631,360	631,360
Total other income (expense)	0	(469,611)	(469,611)	0	285,235	285,235

Income (loss) before income taxes	(4,055,092)	(1,239,895)	(5,294,987)	(2,121,673)	(813,552)	(2,935,225)

Income tax expense	0	334,159	334,159	0	131,884	131,884

Net loss including noncontrolling interest	(4,055,092)	(1,574,054)	(5,629,146)	(2,121,673)	(945,436)	(3,067,109)

Less: Net loss attributed to noncontrolling interest	0	0	0	0	(16,564)	(16,564)

Net loss attributed to Lenco Mobile Inc.	$(4,055,092)	$(1,574,054)	$(5,629,146)	$(2,121,673)	$(928,872)	$(3,050,545)

Net loss per share			$(0.10)			$(0.05)

Weighted average shares outstanding			55,824,204			65,106,760
See accompanying notes to pro forma financial information

Notes to above pro forma financial information:

(A)
This column represents the pro forma results for Jetcast, Inc. assuming it had been purchased by Lenco Mobile Inc. on January 1, 2009 and operated by Lenco Mobile Inc. through December 31, 2009.  An adjustment has been made to include approximately $4.1 million for one year of amortization expense based on the value of the amortizable intangible assets as of the acquisition date.  Note that since Lenco Mobile Inc. would have continued to have pre-tax losses, no tax benefit of the loss on Jetcast Inc.’s books would have been recognized in this pro forma analysis, thus approximately $12,000 in income tax expense was adjusted from the audited Jetcast, Inc. December 31, 2009 Statement of Operations to the above pro forma in this column.

(B)	This column represents the Consolidated Statement of Operations for Lenco Mobile Inc. for the period January 1, 2009 through December 31, 2009.

(C)
This column represents the As Adjusted Pro Forma Consolidated Statement of Operations for Lenco Mobile Inc. including the Jetcast, Inc. results for the period January 1, 2009 through December 31, 2009.

(D)
This column represents the pro forma results for Jetcast, Inc. assuming it had been purchased by Lenco Mobile Inc. on January 1, 2010 and operated by Lenco Mobile Inc. through June 30, 2010.  An adjustments has been made to include approximately $2.1 million for six months of amortization expense based on the value of the amortizable intangible assets as of the acquisition date.  Note that since Lenco Mobile Inc. would have continued to have pre-tax losses, no tax benefit of the loss on Jetcast Inc.’s books would have been recognized in this pro forma analysis, thus approximately $12,000 in income tax benefit was adjusted from the audited Jetcast, Inc. June 30, 2010 Statement of Operations to the above pro forma in this column..

(E)	This column represents the Consolidated Statement of Operations for Lenco Mobile Inc. for the period January 1, 2010 through June 30, 2010.

(F)	This column represents the As Adjusted Pro Forma Consolidated Statement of Operations for Lenco Mobile Inc. including the Jetcast, Inc. results for the period January 1, 2010 through June 30, 2010.